Exhibit 10.9

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”), dated [            ], 2013, is by and among Pattern Renewables LP, a Delaware limited partnership (“PRLP”), Pattern Energy Group LP, a Delaware limited partnership (“PEG LP”), Pattern Renewable Holdings Canada ULC, a Nova Scotia unlimited liability company (“PRHC”) and Pattern Energy Group Inc., a Delaware corporation (“PEG Inc.” and, together with PRLP, PEG LP and PRHC, the “Parties”).

WHEREAS, PRLP holds all of the outstanding equity of each of Pattern Chile Holdings LLC, a Delaware limited liability company (“Pattern Chile”), and Pattern US Operations Holdings LLC, a Delaware limited liability company (“Pattern US”);

WHEREAS, PRHC holds all of the outstanding equity of Pattern Canada Operations Holdings ULC, a Nova Scotia unlimited liability company (“Pattern Canada”);

WHEREAS, in connection with the initial public offering of shares of Class A common stock of PEG Inc. (the “IPO”), PRLP desires to contribute to PEG Inc. all of the outstanding equity of each of Pattern Chile and Pattern US, and PRHC desires to transfer to PEG Inc. all of the outstanding equity of Pattern Canada, and PEG Inc. desires to receive from PRLP and PRHC all of the outstanding equity of each of Pattern Chile, Pattern US and Pattern Canada, in each case in accordance with the terms of this Agreement;

WHEREAS, PEG LP is a party to certain indemnity agreements, each of which is described in further detail on Annex A to this Agreement (each, a “PEG Indemnification Agreement” and collectively, the “PEG Indemnification Agreements”);

WHEREAS, in connection with the IPO, PEG LP desires to assign to PEG Inc. all of its rights, title and interest, and past, present and future obligations and liabilities arising out of, under or pursuant to each PEG Indemnification Agreement (collectively, the “Transferred PEG Indemnification Rights and Obligations”), and PEG Inc. desires to assume in full from PEG LP the Transferred PEG Indemnification Rights and Obligations, in each case in accordance with the terms of this Agreement;

WHEREAS, PEG LP and PRHC have certain employment related liabilities recorded on their books and records relating to employees who will transfer to PEG Inc. or a subsidiary of PEG Inc. upon consummation of the IPO and which are described in further detail on Annex B (the “Employment Liabilities”) and PEG Inc. is willing to assume in full the Employment Liabilities from PEG LP and PRHC in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

CONTRIBUTIONS FROM PRLP AND PRHC TO PEG INC.

Section 1.01 Contribution of Equity.

(a) Contemporaneously with the execution of this Agreement and upon the terms and condition set forth herein, PRLP hereby contributes and conveys to PEG Inc., and PEG Inc. hereby accepts from PRLP, the following:

(i) all of the outstanding membership interests of Pattern Chile in consideration of US$_____ in cash, ________newly issued shares of Class A common stock of PEG Inc. and _________ newly issued shares of Class B common stock of PEG Inc. (collectively, the “Chile Consideration”) to be paid and issued by PEG Inc. to PRLP; and

(ii) all of the outstanding membership interests of Pattern US in consideration of US$_____ in cash, US$ _______ in assumption of Employment Liabilities, ________ newly issued shares of Class A common stock of PEG Inc. and _________ newly issued shares of Class B common stock of PEG Inc. (collectively, the “US Consideration”) to be paid and issued by PEG Inc. to PRLP.

(b) Immediately following the making of the contributions and conveyances contemplated in Section 1.01(a), PRHC shall transfer and convey to PEG Inc., and PEG Inc. shall accept from PRHC, all of the outstanding shares of Pattern Canada in consideration of US$_____ in cash, US$_______ in assumption of Employment Liabilities, ________ newly issued shares of Class A common stock of PEG Inc. and _________ newly issued shares of Class B common stock of PEG Inc. to be paid and issued by PEG Inc. to PRHC (collectively, the “Canadian Consideration” and, together with the Chile Consideration and US Consideration, the “Total Equity Consideration”).

(c) The conveyances of the equity interests of Pattern Chile and Pattern US from PRLP and of Pattern Canada from PRHC to PEG Inc. that are contemplated in Section 1.01(a) and (b), respectively, will occur automatically in the order referred to above commencing upon the execution of this Agreement, without need for further action by the Parties.

Section 1.02 Payment of Consideration for Contribution of Equity. Contemporaneously with the respective contributions and conveyances contemplated in Section 1.01 and upon the terms and condition set forth herein, PEG Inc. shall tender the Total Equity Consideration to PRLP and PRHC by (x) wire transfer in immediately available funds of US$_____ of the aggregate cash portion of the Total Equity Consideration to an account for the benefit of PRLP and US$______ of the aggregate cash portion of the Total Equity Consideration to an account for the benefit of PRHC, each pursuant to wire instructions provided by PRLP and PRHC respectively to PEG Inc.

and (y) issuing ___________ and __________ (with respect to PRLP) and ___________ and _________ (with respect to PRHC) aggregate number of newly issued, duly authorized, fully paid and non-assessable shares of Class A and Class B common stock of PEG Inc., free and clear of liens and restrictions (other than liens and restrictions imposed by (a) applicable law, (b) the certificate of incorporation and bylaws of PEG Inc., (c) the Shareholder Rights Agreement (as defined herein), or (d) the Registration Rights Agreement (as defined herein)) that comprise the stock portion of the Total Equity Consideration. The assumption of the Employment Liabilities that are contemplated in Section 1.01(a) and Section 1.01(b) will occur automatically upon the transfer of the membership interests or shares, as applicable, in Pattern US and Pattern Canada from PRLP to PEG Inc., without need for further action by the Parties.

Section 1.03 Amended and Restated LLC Agreements. Contemporaneously with the execution of this Agreement and upon the terms and condition set forth herein, PEG Inc. shall execute the amended and restated limited liability company agreements for Pattern Chile and Pattern US, in the forms attached hereto as Annex C and Annex D.

Section 1.04 Effect of Transfers. Immediately following the transfer of the outstanding membership interests of Pattern Chile and Pattern US from PRLP to PEG Inc. and the shares of Pattern Canada from PRHC to PEG Inc. pursuant to Section 1.01, without any further action required by the Parties, (i) PRLP will cease to be a member of each of Pattern Chile and Pattern US and (ii) PRHC will cease to be a shareholder of Pattern Canada.

ARTICLE II

ASSIGNMENTS AND ASSUMPTIONS FROM PEG LP TO PEG INC.

Section 2.01 Assignments and Assumptions of Indemnification Rights and Obligations. In connection with and in consideration of the transactions contemplated by Article I hereof, PEG LP hereby assigns and transfers to PEG Inc., and PEG Inc. hereby accepts and assumes in full from PEG LP and agrees to hold harmless, defend and indemnify PEG LP, its affiliates, successors and permitted assigns (and any current, former or future affiliate, officer, director, employee, agent or representative of the foregoing) with respect to, each of the following Transferred PEG Indemnification Rights and Obligations, in each case subject to and in accordance with the terms of the applicable PEG Indemnification Agreement:

(a)	the SVW Cash Grant Indemnity (as defined in Annex A);

(b)	the PSI Cash Grant Indemnity (as defined in Annex A);

(c)	the Ocotillo Cash Grant Indemnity (as defined in Annex A); and

(d)	the Ocotillo Litigation Costs Indemnity (as defined in Annex A).

In furtherance of the foregoing, PEG LP, PEG Inc. and the counterparties to each PEG Indemnification Agreement shall enter into a replacement indemnification agreement concurrently with the execution of this Agreement.

Section 2.02 Assignment and Assumption of Employment Liabilities. In connection with and in consideration of the transactions contemplated by Article I hereof, PEG LP and PRHC hereby assign and transfer the Employment Liabilities, as applicable, to PEG Inc., and PEG Inc. hereby accepts and assumes the Employment Liabilities in full from PEG LP and PRHC and agrees to hold harmless, defend and indemnify PEG LP and PRHC, their affiliates, successors and permitted assigns (and any current, former or future affiliate, officer, director, employee, agent or representative of the foregoing) with respect to PEG LP’s and PRHC’s transfer of their rights, title and interest and past, present and future obligations and liabilities arising out of, under or pursuant to each of the Employment Liabilities.

Section 2.03 Consideration for Assignments and Assumptions from PEG LP and PRHC to PEG Inc.

(a) In connection with the transactions contemplated by Article I hereof and in consideration of the assignment and assumption of the Transferred PEG Indemnification Rights and Obligations from PEG LP to PEG Inc. pursuant to Section 2.01, and the assignment and assumption of the Employment Liabilities from PEG LP and PRHC to PEG Inc. pursuant to Section 2.02, PEG LP shall enter into the Specified Contractual Arrangements referred to below contemporaneously with the execution of this Agreement.

(b) The term “Specified Contractual Arrangements” means (i) the Non-Competition Agreement, dated as of the date hereof, by and between PEG LP and PEG Inc. and (ii) the Purchase Rights Agreement, dated as of the date hereof, among PEG LP, PEG Inc., and certain other parties.

(c) In connection with and in order to further effectuate the transactions contemplated hereby and the IPO, the Parties are also concurrently herewith executing and delivering (i) the Registration Rights Agreement, dated as of the date hereof, by and between PEG LP and PEG Inc., (the “Registration Rights Agreement”); (ii) the Shareholder Approval Rights Agreement, dated as of the date hereof, by and between PEG LP and PEG Inc. (the “Shareholder Rights Agreement”); and (iii) the Bilateral Management Services Agreement, dated as of the date hereof, by and between PEG LP and PEG Inc.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Party hereby represents and warrants solely on behalf of itself (and not on a joint and several basis with the other Parties) to the other Parties that as of the date hereof:

Section 3.01 Organization and Standing. Such Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.

Section 3.02 Authority. The execution and delivery of this Agreement by such Party and the consummation of the transactions contemplated hereby by such Party have been duly authorized by all necessary action on the part of such Party. This Agreement has been duly executed and delivered by such Party, and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

ARTICLE IV

MISCELLANEOUS

Section 4.01 US Income Tax Treatment. The transactions contemplated hereby, taken together with the sale of shares of PEG Inc. to the public in connection with the IPO as a single integrated transaction, are intended to be a transaction governed by Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) (and Section 304 of the Code, to the extent relevant) for United States federal income tax purposes.

Section 4.02 Canadian Income Tax Treatment. The transaction contemplated by Section 1.01(b) is intended to be a taxable sale at fair market value for Canadian income tax purposes. If a Canadian tax authority or a court of competent jurisdiction makes a final determination (after expiry of all rights of appeal) that the fair market value of the consideration received by PRHC from PEG Inc. determined by those parties differs from the fair market value of the shares of Pattern Canada as so finally determined, PRLP and PRHC agree to adjust the Total Equity Consideration as between themselves, effective at the times of their respective contributions and conveyances, so that PRHC receives consideration equal to that fair market value as so finally determined.

Section 4.03 Further Assurances. Each Party agrees to execute any and all documents and instruments of transfer, assignment, assumption or novation and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement.

Section 4.04 Entire Agreement. This Agreement and the annexes and agreements referred to herein constitute the sole and entire agreements of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 4.05 Successors and Assigns. This Agreement is binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 4.06 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 4.07 Headings. The headings in this Agreement are for reference only and will not affect the interpretation of this Agreement.

Section 4.08 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 4.09 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS (BOTH SUBSTANTIVE AND PROCEDURAL) OF THE PARTIES HEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF.

Section 4.10 Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE AFORESAID COURTS.

Section 4.11 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. If a provision of this Agreement is held to be invalid and the rest of this Agreement is not invalidated, each Party will use its commercially reasonable efforts to effect as far as practicable and valid under applicable law a new provision to achieve the purpose of such invalidated provision.

Section 4.12 Terms and Usage Generally. The definitions in this Agreement apply equally to both the singular and plural forms of the terms defined. The word “or” will be deemed to mean “and/or.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to “US$” will be United States dollars. References to a person are also to that person’s successors and permitted assigns. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified, supplemented or restated, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

Section 4.13 Specific Performance. Each Party agrees and acknowledges that any breach by any Party of its obligations under this Agreement could not be adequately compensated for by damages. Accordingly, if any Party breaches its obligations under this Agreement, the aggrieved Party shall be entitled, in addition to any other remedy that they may have, to seek enforcement of this Agreement by decree of specific performance.

Section 4.14 Notices. All notices, requests and other communications provided for herein shall be in writing and shall be delivered personally or by courier service, sent by recognized overnight delivery service, mailed by registered or certified mail, postage prepaid, or sent by facsimile and mechanically acknowledged, addressed as follows:

(i)	if to PRLP:

PATTERN RENEWABLES LP

Pier 1, Bay 3

San Francisco, CA

94111

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention: Kirk A. Davenport II

                  Patrick Shannon

Facsimile: (212) 751-4864

(ii)	if to PEG LP:

PATTERN ENERGY GROUP LP

Pier 1, Bay 3

San Francisco, CA

94111

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention: Kirk A. Davenport II

                  Patrick Shannon

Facsimile: (212) 751-4864

(iii)	if to PRHC:

PATTERN RENEWABLE HOLDINGS CANADA ULC

100 Simcoe Street, Suite 105

Toronto ON M5H 3G2

Attention: General Counsel

Facsimile: (713) 571-8004

with a copies (which shall not constitute notice) to:

Pattern Energy Group LP

Pier 1, Bay 3

San Francisco, CA

94111

Attention: General Counsel

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention: Kirk A. Davenport II

                  Patrick Shannon

Facsimile: (212) 751-4864

(iv)	if to PEG Inc.:

PATTERN ENERGY GROUP INC.

Pier 1, Bay 3

San Francisco, CA

94111

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention: Kirk A. Davenport II

                  Patrick Shannon

Facsimile: (212) 751-4864

Any Party may from time to time change its address for the purpose of notices or other communications to the other Parties by a notice specifying a new address, but no change shall be effective until it is actually received by the Party sought to be charged with its contents.

Notice to Parties, if by facsimile, will be deemed delivered upon receipt of transmission to the facsimile number provided by or on behalf of the Party being mechanically acknowledged. Notice to Parties by hand, by courier service or by recognized overnight delivery service will be deemed delivered upon delivery at the Party’s postal address set forth herein or such other address as such Party may hereafter specify for the purpose of notice.

Section 4.15 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PATTERN RENEWABLES LP

By:
Name:
Title:

PATTERN ENERGY GROUP LP

By:
Name:
Title:

PATTERN RENEWABLE HOLDINGS CANADA ULC

By:
Name:
Title:

PATTERN ENERGY GROUP INC.

By:
Name:
Title:

ANNEX A

PEG Indemnification Agreements

•

All of PEG LP’s rights, title and interest and past, present and future obligations and liabilities arising out of, under or pursuant to the Cash Grant Indemnity Agreement, dated as of August 24, 2011, by Pattern Energy Group LP, in favor of Spring Valley Wind LLC, and Union Bank., N.A., in its capacity as collateral agent for the Secured Parties (as defined in the Financing Agreement dated August 24, 2011, among Spring Valley Wind LLC, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Co-Bookrunner, Joint Lead Arranger and LC Issuer, Union Bank, N.A., as Collateral Agent, Co-Bookrunner, Joint Lead Arranger and Syndication Agent and the financial institutions from time to time party thereto as Lenders, pursuant to which the Lenders and LC Issuer agreed to make certain Loans and extensions of credit to Spring Valley Wind LLC in the amounts specified) (the “SVW Cash Grant Indemnity”).

•

All of PEG LP’s rights, title and interest and past, present and future obligations and liabilities arising out of, under or pursuant to the Cash Grant Indemnity Agreement, dated as of October 6, 2011, by Pattern Energy Group LP, in favor of Pattern Santa Isabel LLC, and Deutsche Bank Trust Company Americas in its capacity as collateral agent for the Secured Parties (as defined in the Financing Agreement dated October 6, 2011, among Pattern Santa Isabel LLC, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent and the financial institutions from time to time party thereto as Lenders, pursuant to which the Lenders agreed to make certain Loans and extensions of credit to Pattern Santa Isabel LLC in the amounts specified) (the “PSI Cash Grant Indemnity”).

•

All of PEG LP’s rights, title and interest and past, present and future obligations and liabilities arising out of, under or pursuant to the Cash Grant Indemnity Agreement, dated as of October 11, 2012, by Pattern Energy Group LP, in favor of Ocotillo Express LLC, and Deutsche Bank Trust Company Americas, Trust and Agency Services (“DBTCA”), as Collateral Agent for the secured parties (as defined in the Financing Agreement dated October 11, 2012, among Ocotillo Express LLC, Deutsche Bank Trust Company Americas, DBTCA, as Collateral Agent, and the financial institutions from time to time party thereto as lenders, pursuant to which the lenders agree to make certain loans and extensions of credit to Ocotillo Express LLC in the amounts specified) (the “Ocotillo Cash Grant Indemnity”).

•

All of PEG LP’s rights, title and interest and past, present and future obligations and liabilities arising out of, under or pursuant to the Litigation Costs Indemnity Agreement, dated as of October 11, 2012 by Pattern Energy Group LP in favor of Ocotillo Express LLC, and Deutsche Bank Trust Company Americas, Trust and Agency Services (“DBTCA”), as Collateral Agent for the secured parties (as defined in the Financing Agreement dated October 11, 2012, among Ocotillo Express LLC, Deutsche Bank Trust Company Americas, DBTCA, as Collateral Agent, and the financial institutions from time to time party thereto as lenders, pursuant to which the lenders agree to make certain loans and extensions of credit to Ocotillo Express LLC in the amounts specified) (the “Ocotillo Litigation Costs Indemnity”).

ANNEX B

Employment Liabilities

Pattern Energy Group LP
Accrued Bonuses	US$
Accrued Vacation	US$

Pattern Renewable Holdings Canada ULC
Accrued Bonuses	US$
Accrued Vacation	US$

ANNEX C

Amended and Restated Limited Liability Company Agreement of Pattern Chile

ANNEX D

Amended and Restated Limited Liability Company Agreement of Pattern US